INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
U.S. operations loss carry forward and state at statutory rate of 40%	$ 4,011,363	$ 3,068,992
Less valuation allowance	4,011,363	3,068,992
Net deferred tax asset	0	0
Change in valuation allowance	$ 4,011,363	$ 3,068,992